



KBS Strategic Opportunity REIT II

Valuation and Portfolio Update

December 12, 2018

Forward-Looking Statements

The information contained herein should be read in conjunction with, and is qualified by, the information in the KBS Strategic Opportunity REIT II, Inc. ("KBS Strategic Opportunity REIT II") Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Commission Exchange (the "SEC") on March 9, 2018 (the "Annual Report"), and in KBS Strategic Opportunity REIT II's Quarterly Report on Form 10-Q for the period ended September 30, 2018, filed with the SEC on November 9, 2018, including the "Risk Factors" contained in each filing. For a full description of the limitations, methodologies and assumptions used to value KBS Strategic Opportunity REIT II's assets and liabilities in connection with the calculation of KBS Strategic Opportunity REIT II's estimated value per share, see KBS Strategic Opportunity REIT II's Current Report on Form 8-K (the "Valuation 8-K"), filed with the SEC on December 11, 2018.

Forward-Looking Statements

Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. KBS Strategic Opportunity REIT II intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of KBS Strategic Opportunity REIT II and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made, and KBS Strategic Opportunity REIT II undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. KBS Strategic Opportunity REIT II makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.

The appraisal methodology for KBS Strategic Opportunity REIT II's eight consolidated real estate properties which were appraised by Duff & Phelps, LLC, an independent, third-party real estate valuation firm ("Duff & Phelps"), assumes that the properties realize the projected cash flows and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates used in the appraisals. Though the appraisals of KBS Strategic Opportunity REIT II's eight consolidated real estate properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated NAV per share, with respect to KBS Capital Advisors LLC, KBS Strategic Opportunity REIT II's external advisor (the "Advisor") and KBS Strategic Opportunity REIT II, are the respective party's best estimates as of September 30, 2018 or December 6, 2018, as applicable, KBS Strategic Opportunity REIT II can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the eight consolidated real estate properties and the estimated NAV per share. These statements also depend on factors such as future economic, competitive and market conditions, KBS Strategic Opportunity REIT II's ability to maintain occupancy levels and rental rates at its real estate properties, and other risks identified in Part I, Item IA of the Annual Report, and its subsequent quarterly reports. Actual events may cause the value and returns on KBS Strategic Opportunity REIT II's investments to be less than that used for purposes of KBS Strategic Opportunity REIT II's estimated value per share.

Portfolio Overview

KBS Strategic Opportunity REIT II

Total Acquisition Price[1]:	**$469,388,000**
Current Portfolio Cost Basis[2]:	**$513,008,000**
December 2018 Estimated Value of Portfolio[3]:	**$593,930,000**
KBS SOR II Equity Raised[4]:	**$265,131,000**
Portfolio Leverage[5]:	**53.3%**

[1] Represents acquisition price (excluding acquisition costs) of real estate, investment in an unconsolidated entity and equity securities owned as of September 30, 2018, adjusted for KBS Strategic Opportunity REIT II's share of consolidated joint ventures. This total is $501.6 million including our partners' shares of consolidated joint ventures.

[2] Represents cost basis, which is acquisition price (net of closing credits and excluding closing costs) plus capital expenditures (if applicable) for real estate, investment in an unconsolidated entity and equity securities in the portfolio as of September 30, 2018, adjusted for KBS Strategic Opportunity REIT II's share of consolidated joint ventures. This total is $550.5 million including our partners' shares of consolidated joint ventures.

[3] Value as of September 30, 2018, and is the net total of real estate, investment in an unconsolidated entity and equity securities as shown on page 5. This total is $629.5 million including our partners' shares of consolidated joint ventures.

[4] Represents gross offering proceeds from the sale of common stock of KBS Strategic Opportunity REIT II's private and initial public offerings.

[5] As of September 30, 2018, KBS Strategic Opportunity REIT II's consolidated borrowings were approximately 53% of the appraised value of consolidated properties.

Valuation[1]

KBS Strategic Opportunity REIT II

- Estimated value per share[2] calculated using information as of September 30, 2018
  - *Net asset value; no enterprise (portfolio) premium or discount applied*
  - *Considered potential participation fee that would be due to the Advisor in a hypothetical liquidation if the required stockholder return thresholds are met. The net asset value reflects that there would be no such fee payable as of September 30, 2018.*
- KBS Strategic Opportunity REIT II followed the Institute for Portfolio Alternatives (IPA) Valuation Guidelines, which included independent third-party appraisals for all of its consolidated properties. Duff & Phelps was engaged to provide appraisals of consolidated real estate assets. The appraisals were performed in accordance with the Code of Professional Ethics and Standards of Profession Practice set forth by the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice (USPAP).
  - *The value of the Company's consolidated real estate properties used to determine the estimated value per share was equal to the appraised values.*
- Non-controlling interest liability due to our joint venture partners was calculated by assuming a hypothetical liquidation of the underlying real estate properties at their current appraised values and the payoff of any related debt at its fair value, and then distributions to the joint venture patners based on the profit participation thresholds contained in the joint venture agreements.
- The advisor performed valuations of cash, restricted cash, equity securities, investment in an unconsolidated entity, other assets, mortgage debt and other liabilities.

[1] For more information, see the Valuation 8-K as filed with the SEC on December 11, 2018.

[2] The estimated value of the REIT's assets less the estimated value of the REIT's liabilities, divided by the number of shares outstanding, all as of September 30, 2018.

KBS Strategic Opportunity REIT II

Estimated Value of Portfolio

	As of December 2018[1]	As of June 2017[2]
Assets:	**$669.3 Million**	**$458.6 Million**
Real Estate Properties	$617.5 Million (92.3%)	$364.2 Million (79.4%)
Investment in Unconsolidated Entity	$5.2 Million (0.8%)	$2.4 Million (0.5%)
Investment in Real Estate Equity Securities/Loan Receivable	$6.8 Million (1.0%)	$3.4 Million (0.8%)
Cash	$27.0 Million (4.0%)	$70.5 Million (15.4%)
Other Assets[3]	$12.8 Million (1.9%)	$18.1 Million (3.9%)
Liabilities:	**$343.7 Million**	**$221.2 Million**
Mortgage and Other Debt	$331.3 Million	$212.6 Million
Advisor Incentive Fee Potential Liability	-	-
Other Liabilities[4]	$12.4 Million	$8.6 Million
Non-Controlling Interest in Consolidated JVs	$35.6 Million	$25.4 Million
Net Equity at Estimated Value	$290.1 Million	$212.0 Million
Estimated Value of Investment Portfolio (before debt)[5]	**$593.9 Million**	**$344.6 Million**

[1] Based on data as of September 30, 2018.
[2] Based on data as of March 31, 2017.
[3] Includes restricted cash, rents and other receivables, deposits and prepaid expenses as applicable.
[4] Includes accounts payable, accrued liabilities, security deposits, contingent liabilities and prepaid rent.
[5] Amount includes real estate properties, investment in an unconsolidated entity, real estate equity securities, as well as a loan receivable as of June 2017 only, reduced by non-controlling interests in consolidated joint ventures.

Valuation

KBS Strategic Opportunity REIT II

On December 6, 2018, KBS Strategic Opportunity REIT II's Board approved an estimated value per share of $9.65[1]. The table below summarizes the change in estimated value per share from June 2017 to December 2018:

	Change in Estimated Value Per Share
June 2017 estimated value per share	**$9.05**
Real Estate	
Real Estate	2.12
Investment in unconsolidated joint venture	0.11
Capital expenditures on real estate	(1.03)
Total - Changes due to Real Estate	1.20
Operating cash flows in excess of distributions declared[2]	0.02
Investment in equity securities	(0.01)
Acquisition and financing costs	(0.31)
Notes Payable	(0.08)
Other changes	(0.02)
Total change in estimated NAV per share (before stock distributions)	0.80
Stock Distributions	(0.20)
Total change in estimated NAV per share (after stock distributions)	0.60
December 2018 estimated value per share	**$9.65**

[1] Based on the estimated value of KBS Strategic Opportunity REIT II's assets less estimated value of its liabilities, divided by the number of shares outstanding, all as of September 30, 2018.

[2] Operating cash flow reflects modified funds from operations ("MFFO") adjusted to (i) deduct capitalized interest expense related to certain renovation projects but excluding development projects and (ii) add back the amortization of deferred financing costs. The Company computes MFFO in accordance with the definition included in the practice guideline issued by IPA in November 2010.

Real Estate Updates

KBS Strategic Opportunity REIT II

Oakland City Center

The appraised value increased $29.8 million (or 19.4%) since the acquisition on 8/18/2017 due to the following:

- Strong leasing activity since acquisition – 52,265 SF of office leasing and 5,880 SF of retail leasing.
- Office rental rates have increased beyond what was anticipated at acquisition – the office leasing described above came in at a weighted average rate of approximately 9.8% higher than our underwriting.
- Retail rental rates have increase beyond what was anticipated at acquisition – the retail leasing described above came in at a weighted average rate of approximately 12.0% higher than our underwriting.
- Continued strong market fundamentals leading to sustained rental rate growth; significant transaction activity in the past 6-9 months at much higher $/SF than our basis.

Springmaid Beach Resort[1]

The appraised value increased $14.9 million (or 17.4%) from the June 2017 value due to the following:

- Completed all building and room repairs related to damages from Hurricane Matthew in October 2016. Only remaining repairs to be completed relate to the pier.
- Improvement in operating performance primarily due to the re-branding to a DoubleTree, including increases to the average daily rate and occupancy.

[1] June 2017 value was calculated as the June 2017 appraised value plus the insurance receivable related to insurance proceeds anticipated to be received as of March 31, 2017.

Recent Acquisition

KBS Strategic Opportunity REIT II

Oakland City Center

Location:	Oakland, CA
Property Type:	Office
Acquisition Date:	August 18, 2017
Purchase Price:	$155.0 Million
Size:	367,357 Sq. Ft.
No. of Buildings:	2
Year Built	1985/1990
% Leased at Acquisition	92%
% Leased at Sept. 30, 2018	91%



Additional property Details:

- Located within a plaza, adjacent to the Federal Buildings, and on top of the 12th Street BART station, which is Oakland CBD's most central station and an easy 12 minute trip to downtown San Francisco.
- Locational advantages are expected to drive strong retention from the traditional Oakland office users as well as opportunities to attract the growing number of tenants moving out of San Francisco in search of rent relief.
- Includes a number of amenities, such as retail along the plaza, extensive conference facilities, immediate public transit and security along the premises
- Opportunity to capitalize on rolling rents up to market rates, for the tenancy which had a weighted average lease term of 3.6 years at acquisition.

Recent Acquisition

KBS Strategic Opportunity REIT II

Madison Square

Location:	Phoenix, AZ
Property Type:	Office
Acquisition Date:	October 3, 2017
Purchase Price:	$33.3 Million
Size:	310,886 Sq. Ft.
No. of Buildings:	4
Year Built	2003-2008
% Leased at Acquisition	41%
% Leased at Sept. 30, 2018	44%

Additional Property Details:

- Prime location in the Phoenix CBD, which has attracted a variety of relocating tenants and also significant investments from Arizona State University and University of Arizona.
- Phoenix CBD has seen positive labor market trends and an influx of young employees, and offers access to a large tenant base of GSA and private companies.
- Currently leased to a mix of mission critical government and state tenants.
- Acquired at a significant discount to the seller's estimated cost to develop the project.
- Property was formerly known as Grace Court and was re-named Madison Square in connection with the Company's re-branding strategy of the property.


PHOENIX MADISON SQUARE GARDEN
118
N 7th AV


250

Distribution History

KBS Strategic Opportunity REIT II

Cash Distributions[1]

Record Date	Payment Date	Amount Per Share[2]
December 16, 2015	12/18/2015	$0.12
March 2016	4/1/2016	$0.00026202 per day for period
April 2016 - September 2016	5/3/2016 - 10/3/2016	$0.00052404 per day for period
September 27, 2016	10/5/2016	$0.05
October 2016 - December 2016	11/1/2016 -1/4/2017	$0.00052404 per day for period
January 2017 - November 2018	2/1/2017 - 12/3/2018	$0.00052548 per day for period
	TOTAL[3]	**$0.69**

[1] There is no assurance that KBS Strategic Opportunity REIT II will continue to declare and pay cash distributions and KBS Strategic Opportunity REIT II may modify the amount of cash distributions declared and paid.

[2] Amount shown reflects total distributions declared per Class A share. Distributions declared per Class T share were reduced relative to the amount declared for Class A shares by the applicable daily stockholder servicing fees through July 31, 2018 when the public offering ceased. For more information, please refer to KBS Strategic Opportunity REIT II's public filings.

[3] Amount reflects total cash distributions on A shares paid through December 12, 2018.

Distribution History

KBS Strategic Opportunity REIT II

Stock Dividends

Record Date	Issue Date	Amount Per Share
3/25/2015	3/27/2015	0.01 shares
6/24/2015	6/29/2015	0.01 shares
9/22/2015	9/29/2015	0.01 shares
12/16/2015	12/21/2015	0.06 shares
12/16/2015	12/22/2015	0.01 shares
3/31/2016	4/1/2016	0.005 shares
4/30/2016 - 9/30/2016	5/3/2016 – 10/4/2016	0.001667 shares per month
9/27/2016	10/6/2016	0.015 shares
10/31/2016 – 11/30/2018[1]	11/2/2016 – 12/4/2018	0.001667 shares per month
	[1]**TOTAL**	**0.17 shares**

[1]Amount reflects total stock dividends paid on A shares through December 12, 2018.

Stockholder Performance

KBS Strategic Opportunity REIT II

KBS Strategic Opportunity REIT II is providing this estimated value per share to assist broker dealers that participated in its initial public offering in meeting their customer account statement reporting obligations. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. KBS Strategic Opportunity REIT II can give no assurance that:

- a stockholder would be able to resell his or her shares at this estimated value per share;
- a stockholder would ultimately realize distributions per share equal to KBS Strategic Opportunity REIT II's estimated value per share upon liquidation or sale of KBS Strategic Opportunity REIT II;
- KBS Strategic Opportunity REIT II's shares of common stock would trade at the estimated value per share on a national securities exchange;
- an independent third-party appraiser or other third-party valuation firm would agree with KBS Strategic Opportunity REIT II's estimated value per share; or
- the methodology used to estimate KBS Strategic Opportunity REIT II's value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements.

Further, the estimated value per share as of December 6, 2018 is based on the estimated value of KBS Strategic Opportunity REIT II's assets less the estimated value of KBS Strategic Opportunity REIT II's liabilities, or net asset value, divided by the number of shares outstanding as of September 30, 2018.

Stockholder Performance Illustration

KBS Strategic Opportunity REIT II

The schedules below show the performance of a first cash investor who bought 1 share of an A-share or T-share[(1)]:

	Estimated Value Per Share	Total Shares	Total Value of Shares Outstanding	Cash Dividends	Total Account Value
Offering Price - A share	**$10.00**	**1.0000**	**$10.00**		**$10.00**
Estimated Value Per Share Change	$0.36				
Cash Dividends [(2)]				$0.44	
Stock Dividend Value [(3)]	($1.31)	0.1511			
June 6, 2017 Estimated Value Per Share	**$9.05**	**1.1511**	**$10.42**	**$0.44**	**$10.86**
Estimated Value Per Share Change	$0.88				
Cash Dividends [(4)]	($0.01)			$0.33	
Stock Dividend Value [(3)]	($0.27)	0.0350			
December 6, 2018 Estimated Value Per Share	**$9.65**	**1.1861**	**$11.45**	**$0.77**	**$12.22**

	Estimated Value Per Share	Total Shares	Total Value of Shares Outstanding	Cash Dividends	Total Account Value
Offering Price - T share	**$9.59**	**1.0000**	**$9.59**		**$9.59**
Estimated Value Per Share Change	($0.14)				
Cash Dividends [(2)]				$0.16	
Stock Dividend Value [(3)]	($0.40)	0.0441			
June 6, 2017 Estimated Value Per Share	**$9.05**	**1.0441**	**$9.45**	**$0.16**	**$9.61**
Estimated Value Per Share Change	$0.88				
Cash Dividends [(4)]	($0.01)			$0.19	
Stock Dividend Value [(3)]	($0.27)	0.0318			
December 6, 2018 Estimated Value Per Share	**$9.65**	**1.0759**	**$10.38**	**$0.35**	**$10.73**

(1) For a hypothetical cash investor, with the assumption that the A-share investor bought their share at escrow break on January 7, 2015, and the T-share investor bought their share at offering commencement on February 17, 2016.
(2) See KBS Strategic Opportunity REIT II's Current Report on Form 8-k filed with the SEC on June 7, 2017.
(3) Calculated for each period as (i) the beginning share value divided by (ii) 1 + number of stock dividend shares received, minus the beginning share value.
(4) See KBS Strategic Opportunity REIT II's Current Report on Form 8-k filed with the SEC on December 11, 2018.

2019 Goals and Objectives

KBS Strategic Opportunity REIT II

- Continue with capital projects in accordance with business plans to stabilize assets and create value

- Continue to evaluate portfolio strategies and possibly sell specific assets and reinvest a significant amount of the proceeds in new acquisitions.

Stockholder Communication

KBS Strategic Opportunity REIT II

- Statements will reflect the estimated value per share of $9.65 beginning with December 2018 statements.
- Stockholder letter will be included with December 2018 statements mailed in early January 2019.
- Estimated value per share visible through DST will be updated to show new estimated value.

KBS Strategic Opportunity REIT II

THANK YOU!